PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

13455 Noel Road, Suite 1300
Dallas, TX 75240


                                                                   PHYMC-AR-1002

                               PROSPECT STREET(R)
                          HIGH INCOME PORTFOLIO, INC.

                                 ANNUAL REPORT
                                OCTOBER 31, 2002

                             [PROSPECT STREET LOGO]

CONTENTS

  1  Letter to Shareholders
  3  Schedule of Investments
  8  Statement of Net Assets
  9  Statement of Operations
 10  Statement of Cash Flows
 11  Statement of Changes in Net Assets
 12  Financial Highlights
 13  Information Regarding Senior Securities
 14  Notes to Financial Statements

This report has been prepared for the information of shareholders of Prospect Street High Income Portfolio, Inc.

                                                               December 20, 2002

LETTER TO SHAREHOLDERS

Dear Shareholders:

     We are pleased to provide you with our report for the twelve months ended October 31, 2002. On October 31, 2002, the net asset value of the Fund was $1.77 per share, as compared to $3.12 on October 31, 2001. On October 31, 2002, the closing market price of the Fund's shares on the New York Stock Exchange was $2.02 per share, as compared to $4.24 on October 31, 2001. During the twelve months ended October 31, 2002, the Fund distributed to common stock shareholders $0.8125 per share, including potential returns of capital.

THE HIGH YIELD MARKET:
     High yield mutual funds experienced a net inflow of approximately $8.240 billion for the twelve months ended October 31, 2002, as compared to a net inflow of approximately $3.178 billion for the twelve months ended October 31, 2001. The new issue market for the twelve months ended October 31, 2002 was approximately $64.4 billion, which represented a decrease of 17.4% relative to the twelve month period ended October 31, 2001.

     The high yield market, as measured by the B, CCC and Distressed CSFB High Yield Indices, generated total returns of 2.63%, (9.14%) and (26.94%), respectively, for the twelve-month period ended October 31, 2002. At October 31, 2002, the spread between high yield securities and comparable U.S. Government securities stood at 1080 basis points, up from 993 basis points at October 31, 2001. Widening credit spreads, a pick up in defaults and crossovers from investment grade to high yield and the relative decrease in primary bond issuance appears to be destabilizing the high yield sector once again.

THE FUND'S INVESTMENTS:
     The total return on the Fund's per share market price, assuming reinvestment of dividends, for the twelve months ended October 31, 2002, including any potential returns of capital, was (42.19%). The total return on the Fund's net assets, including any potential returns of capital, was (19.63%) for the twelve months ended October 31, 2002. The variation in total returns is attributable to the decrease in the per share market value premium of the Fund's shares, due to the decrease in the market price of the Fund's shares of (52.36%) relative to a decrease in the net asset value of the Fund's shares of (43.27%) during the period.

     Contributors to this performance include negative investor sentiment and moderate liquidity, evidenced by the recent high yield mutual fund net outflows, lower valuations of several of the Fund's investments and a return to widening credit spreads.

     As of October 31, 2002, the Fund invested in 62 issuers representing 25 industry groups. Cash represented approximately 0.07% of our holdings. The average cost of the Fund's high yield securities was $0.65 with an average coupon of 11.10%.

TRANSFER AGENT:
     Effective November 4, 2002, American Stock Transfer & Trust Company replaced State Street Bank and Trust Company as transfer agent for the Fund. The new contact number for questions regarding your account is (800) 937-5449.

DIVIDEND DECLARATION:
     On October 21, 2002, our Board of Directors declared a dividend of $0.03 per common share, payable on the last day of business for the month of November 2002.

PREFERRED SHARE REPURCHASE:
     On November 11, 2002, and November 25, 2002, the Fund repurchased $3.5 and $3.5 million of these shares, respectively. After the repurchases, the Fund had $49.5 million cumulative auction rate preferred shares outstanding.

                                          Respectfully submitted,

                                          /s/ James Dondero
                                          JAMES DONDERO
                                          President

                                          /s/ Mark Okada
                                          MARK OKADA
                                          Executive Vice President

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002

FIXED INCOME -- 191.53%

                                                                              Issuer Ratings
                                                                            -------------------
 Principal                                                                             Standard       Value
  Amount       Description                                                  Moody's    & Poor's      (Note 2)
-----------    -----------                                                  -------    --------    ------------
               AUTOMOBILE -- 9.74%
$ 2,000,000    Asbury Automotive Group, 9.00%, 6/15/2012, BOND..........    B2         BB-         $  1,700,000
  4,000,000    Localiza Rent, 10.25%, 10/1/2005, BOND...................    B3         BB-            2,400,000
  1,000,000    Tenneco, 11.63%, 10/15/2009, BOND........................    B3         B                690,000
                                                                                                   ------------
                                                                                                      4,790,000
                                                                                                   ------------
               BEVERAGE, FOOD AND TOBACCO -- 14.65%
  2,225,000    Land O' Lakes, 8.75%, 11/15/2011, BOND...................    B2         BB-            1,223,750
  2,555,000    New World Restaurant, 18.00%, 6/15/2003, BOND............    Ca         CCC+           2,299,500
  3,750,000    North Atlantic Trading Company, Inc., 11.00%, 6/15/2004,
                 BOND...................................................    Caa1       B+             3,679,688
                                                                                                   ------------
                                                                                                      7,202,938
                                                                                                   ------------
               BROADCASTING AND ENTERTAINMENT -- 21.27%
  1,000,000    Charter Communications Holding, LLC, 10.75%, 10/1/2009,
                 BOND...................................................    B3         B+               442,500
  7,200,000    Innova S DE R.L., 12.88%, 4/1/2007, BOND.................    B3         B-             5,653,735
  6,000,000    Sirius Satellite Radio, 14.50%, 5/15/2009, BOND..........    NR         D              2,340,000
  5,000,000    XM Satellite Radio, 14.00%, 3/15/2010, BOND..............    Caa1       CCC+           2,025,000
                                                                                                   ------------
                                                                                                     10,461,235
                                                                                                   ------------
               BUILDINGS AND REAL ESTATE -- 0.10%
  5,000,000    Kevco, Inc., 10.38%, 12/1/2007, BOND*....................    NR         D                 50,000
                                                                                                   ------------
                                                                                                         50,000
                                                                                                   ------------
               CARGO TRANSPORT -- 1.37%
  1,500,000    MTL, 10.00%, 6/15/2006, BOND.............................    NR         NR               675,000
                                                                                                   ------------
                                                                                                        675,000
                                                                                                   ------------
               CHEMICALS, PLASTICS AND RUBBER -- 4.02%
  1,000,000    Huntsman ICI, 10.13%, 7/1/2009, BOND.....................    B3         B+               780,000
  1,000,000    Koppers, 9.88%, 12/1/2007, BOND..........................    B1         B+               955,000
  2,000,000    Moll Industries, 10.50%, 7/1/2008, BOND*.................    NR         NR               240,000
                                                                                                   ------------
                                                                                                      1,975,000
                                                                                                   ------------
               CONTAINERS, PACKAGING AND GLASS -- 8.69%
  1,000,000    Consolidated Container, 10.13%, 7/15/2009, BOND..........    Caa1       CCC              600,000
  2,500,000    Sweetheart Cup, 12.00%, 9/1/2003, BOND...................    Caa2       B+             1,875,000
  2,000,000    Tekni-Plex Incorporated, 12.75%, 6/15/2010, BOND(b)......    B2         B+             1,800,000
                                                                                                   ------------
                                                                                                      4,275,000
                                                                                                   ------------
               DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS -- 23.31%
     20,000    American Tissue Inc, 12.50%, 7/15/2006, BOND*............    NR         NR                 4,025
  1,000,000    Millar Western, 9.88%, 5/15/2008, BOND...................    B3         B+               935,000
 20,000,000    Uniforet, 11.13%, 10/15/2006, BOND*......................    NR         NR            10,526,000
                                                                                                   ------------
                                                                                                     11,465,025
                                                                                                   ------------

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

FIXED INCOME (CONTINUED)


                                                                              Issuer Ratings
                                                                            -------------------
 Principal                                                                             Standard       Value
  Amount       Description                                                  Moody's    & Poor's      (Note 2)
-----------    -----------                                                  -------    --------    ------------
               DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 13.86%
$ 3,000,000    Herbst Gaming, 10.75%, 9/1/2008, BOND....................    B3         B           $  3,105,000
  3,000,000    Icon Health & Fitness, 11.25%, 4/1/2012, BOND............    B2         B+             2,700,000
  1,000,000    Pentacon Inc., 12.25%, 4/1/2009, BOND....................    NR         D                200,000
  1,000,000    Unova, 6.88%, 3/15/2005, BOND............................    Caa1..     B-               810,000
                                                                                                   ------------
                                                                                                      6,815,000
                                                                                                   ------------
               FINANCE -- 2.93%
  1,115,600    Altiva Financial, 12%, 6/15/2006, BOND*..................    NR         NR                     0
  1,500,000    Life Financial, 13.50%, 3/15/2004, BOND..................    NR         NR             1,440,000
                                                                                                   ------------
                                                                                                      1,440,000
                                                                                                   ------------
               GROCERY -- 4.88%
  3,000,000    Pantry Inc, 10.25%, 10/15/2007, BOND.....................    B2         B+             2,400,000
                                                                                                   ------------
                                                                                                      2,400,000
                                                                                                   ------------
               HEALTHCARE, EDUCATION AND CHILDCARE -- 10.12%
  2,000,000    Advanced Medical Optics, 9.25%, 7/15/2010, BOND..........    B2         BB-            2,010,000
  1,957,521    Genesis Health Ventures, 3.50%, 3/30/2007, Term Loan B...    B2         B+             1,954,259
  2,000,000    Global Health, 11.00%, 5/1/2008, BOND*...................    NR         NR                40,000
  2,000,000    Magellan Health Services, Inc., 9.00%, 2/15/2008, BOND...    Caa2       CCC              340,000
    606,760    Mariner Health Care, Inc., 7.25%, 5/13/2009, Junior
                 Loan...................................................    B1         B-               606,760
  5,000,000    PHP Healthcare, 6.50%, 12/15/2002, BOND*.................    NR         NR                25,000
                                                                                                   ------------
                                                                                                      4,976,019
                                                                                                   ------------
               HOME AND OFFICE FURNISHINGS, HOUSEWARES, AND DURABLES -- 16.30%
  3,000,000    Home Product International, 9.63%, 5/15/2008, BOND.......    B3         B+             2,610,000
  6,000,000    O'Sullivan, 13.38%, 10/15/2009, BOND.....................    B2         B+             5,407,500
                                                                                                   ------------
                                                                                                      8,017,500
                                                                                                   ------------
               HOTELS, MOTELS, INNS, AND GAMING -- 3.87%
  4,000,000    Epic Resorts, 13.00%, 6/15/2005, BOND*...................    NR         NR               605,000
  2,000,000    Windsor Woodmont, 13.00%, 3/15/2005, BOND*...............    NR         NR             1,300,000
                                                                                                   ------------
                                                                                                      1,905,000
                                                                                                   ------------
               LEISURE, AMUSEMENT, ENTERTAINMENT -- 7.56%
  4,200,000    Booth Creek Ski, 12.50%, 3/15/2007, BOND.................    Caa2       B-             3,717,000
 20,125,000    Marvel III Holdings Inc., 0.00%, 4/17/1998, BOND*........    NR         NR                     0
 25,750,000    Premier Cruises Ltd., 11.00%, 3/15/2008, BOND*(b)........    NR         NR                     0
                                                                                                   ------------
                                                                                                      3,717,000
                                                                                                   ------------
               MINING, STEEL, IRON AND NONPRECIOUS METALS -- .45%
    290,820    Bramalea, 11.13%, 6/30/2014, BOND*.......................    NR         NR                     0
  2,850,000    Renco Steel Holding, 10.88%, 2/1/2005, BOND..............    C          NR               220,875
                                                                                                   ------------
                                                                                                        220,875
                                                                                                   ------------

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

FIXED INCOME (CONTINUED)


                                                                              Issuer Ratings
                                                                            -------------------
 Principal                                                                             Standard       Value
  Amount       Description                                                  Moody's    & Poor's      (Note 2)
-----------    -----------                                                  -------    --------    ------------
               OIL AND GAS -- 5.24%
$ 3,125,000    Belden & Blake, 9.88%, 6/15/2007, BOND...................    Caa2       CCC+        $  2,578,125
                                                                                                   ------------
                                                                                                      2,578,125
                                                                                                   ------------
               PERSONAL TRANSPORTATION -- 6.10%
  2,000,000    Amtran Inc., 10.50%, 8/1/2004, BOND......................    Caa1       B-               800,000
  2,000,000    Continental Airlines, 7.57%, 12/1/2006, Tranche D Term
                 Loan...................................................    B3         B+               910,735
  3,000,000    Northwest Airlines Corporation, 9.88%, 3/15/2007, BOND...    B2         BB-            1,290,000
                                                                                                   ------------
                                                                                                      3,000,735
                                                                                                   ------------
               PERSONAL, FOOD AND MISCELLANEOUS SERVICES -- 3.15%
  2,000,000    Outsourcing Services Group Inc., 10.88%, 3/1/2006,
                 BOND...................................................    Caa1       B-             1,550,000
                                                                                                   ------------
                                                                                                      1,550,000
                                                                                                   ------------
               RETAIL STORES -- 3.45%
  1,000,000    J. Crew, 10.38%, 10/15/2007, BOND........................    B1         B-               725,000
  6,500,000    Silver Cinemas Inc., 10.50%, 4/15/2005, BOND*............    NR         NR                65,000
  2,250,000    Wickes Lumber Co., 11.63%, 12/15/2003, BOND..............    Caa2       CCC              905,625
                                                                                                   ------------
                                                                                                      1,695,625
                                                                                                   ------------
               SERVICES -- 6.83%
  5,010,000    La Petite Academy, Incorporated, 10.00%, 5/15/2008,
                 BOND...................................................    Ca         CCC            3,356,700
                                                                                                   ------------
                                                                                                      3,356,700
                                                                                                   ------------
               STRUCTURED FINANCE OBLIGATIONS -- 0.00%
  4,000,000    DLJ CBO LTD., 11.96%, 4/15/2011, Class C-2 Notes*........    NR         NR                     0
                                                                                                   ------------
                                                                                                              0
                                                                                                   ------------
               TELECOMMUNICATIONS -- 15.41%
  4,000,000    BTI Telecom Corporation, 10.50%, 9/15/2007, BOND*........    NR         NR             1,200,000
  2,000,000    Fairpoint Communications, 12.50%, 5/1/2010, BOND.........    B3         B+             1,100,000
  8,500,000    Globalstar, L.P., 11.38%, 2/15/2004, BOND*...............    NR         D                382,500
  5,806,000    Loral Cyberstar, 10.00%, 7/15/2006, BOND.................    Caa1       CCC+           1,857,920
  7,990,000    Satelites Mexicanos, 10.13%, 11/1/2004, BOND.............    Ca         CCC+           3,036,200
  1,500,000    Telehub Communications Corporation, 1.00%, 7/31/2005,
                 BOND*..................................................    NR         NR                    --
                                                                                                   ------------
                                                                                                      7,576,620
                                                                                                   ------------
               TEXTILES AND LEATHER -- 6.21%
  2,880,000    Glenoit Corporation, 11.00%, 4/15/2007, BOND*............    NR         NR               115,200
  3,000,000    Levi's, 11.63%, 1/15/2008, BOND..........................    Caa1       BB-            2,940,000
                                                                                                   ------------
                                                                                                      3,055,200
                                                                                                   ------------
               UTILITIES -- 2.03%
  4,000,000    Mission Energy Holdings, 13.50%, 7/15/2008, BOND.........    B3         BB-            1,000,000
                                                                                                   ------------
                                                                                                      1,000,000
                                                                                                   ------------
               TOTAL FIXED INCOME (COST $151,760,599)...................                             94,198,597
                                                                                                   ------------

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

COMMON STOCK -- 13.88%

                                                                                Value
  Units      Description                                                      (Note 2)
---------    -----------                                                     -----------
  595,258    Altiva Financial............................................    $      1191
2,012,580    American Banknote Corporation*..............................      1,006,290
    5,925    Capital PAC Holdings Inc.*..................................         19,316
    8,862    Equus Gaming Co LP*.........................................          2,216
  239,774    Genesis Health Ventures*....................................      3,395,200
   17,251    GP Strategies Corp.*........................................         81,080
  812,070    ICO Global Communications, Class A*.........................        544,087
   77,673    Mariner Health Care, Inc.*..................................        388,365
      500    Motels America Inc.(b)*.....................................              0
1,155,224    Motient Corporation*........................................      1,386,269
        7    MPower*.....................................................              1
    3,500    Optel Inc.*.................................................             33
  148,117    Premier Cruises Ltd.*.......................................              0
    1,446    Viatel Holdings*............................................            738
                                                                             -----------
             TOTAL COMMON STOCK..........................................      6,824,786
                                                                             -----------

PREFERRED STOCK -- 2.33%

 Units     Description
-------    -----------
  1,799    Anker Coal Group Inc.*......................................    $      1,798
100,000    Commodore Separation Technology*............................           1,000
  2,784    Genesis Health Ventures*....................................         265,315
 49,185    North Atlantic Trading Company, Inc.*.......................         873,034
  1,962    O'Sullivan*.................................................             196
      2    SF Holdings Group Inc.(b)*..................................               0
  1,500    WHX*........................................................           6,600
                                                                           ------------
           TOTAL PREFERRED STOCK.......................................       1,147,943
                                                                           ------------

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

WARRANTS -- 0.03%

 Units     Description
-------    -----------
    131    Anker Coal Group Inc., 10/30/03*............................    $          0
  5,342    Chesapeake Energy Corporation, 12/18/20*....................               0
  3,000    Epic Resorts, 06/15/05*(b)..................................               0
  9,533    Gothic Energy Corp., 01/23/03(b)*...........................               0
203,976    ICO Global Communications, 05/16/06*........................           2,040
  1,000    Knology Inc., 10/15/07(b)*..................................               0
  2,000    Loral Orion Network Systems Inc., 01/15/07*.................              20
 57,276    Loral Space and Communications, 12/27/06*...................           2,291
 12,411    Motient Corporation, 05/01/04*..............................             248
 18,001    New World Restaurant, 06/15/03*.............................               0
  6,900    Orbital Imaging Corp., 03/01/05(b)*.........................           3,450
  5,000    O'Sullivan, 11/05/09(b)*....................................             150
  1,500    Telehub Communications Corporation, 07/31/05*...............              15
  1,000    Unifi Communications Inc., 01/01/03(b)*.....................              10
  9,800    Uniroyal Technology Corp., 06/01/03*........................               0
  1,000    Windsor Woodmont, 03/15/10(b)*..............................               0
  5,000    XM Satellite Radio, 03/03/10*...............................           6,000
                                                                           ------------
           TOTAL WARRANTS..............................................          14,224
                                                                           ------------
           TOTAL COMMON STOCK, PREFERRED STOCK, AND WARRANTS (COST
             $43,843,336) -- 16.24%....................................    $  7,986,953
                                                                           ------------
           TOTAL INVESTMENTS (COST $195,603,935) -- 207.77%............     102,185,550
                                                                           ------------
           OTHER ASSETS LESS LIABILITIES -- 7.11%......................       3,496,518
                                                                           ------------
           PREFERRED STOCK -- (114.88%)................................     (56,500,000)
           NET ASSETS APPLICABLE TO COMMON STOCK -- 100% (NOTE 9)......    $ 49,182,068
                                                                           ============

(a) Percentages indicated are based on net assets.
(b) Investment is a 144A security. 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers. "NR" denotes not rated.
    * Non income producing security company. Company might or might not be in bankruptcy.

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

STATEMENT OF NET ASSETS
October 31, 2002

ASSETS:
Investments in securities at value ($195,603,935 at cost;
  see Schedule of Investments and Note 2)...................    $ 102,185,550
Cash........................................................           71,878
Interest and dividends receivable...........................        3,372,493
Receivable for investments sold.............................          970,535
Prepaid insurance...........................................           91,553
Other.......................................................           16,416
                                                                -------------
         Total Assets.......................................    $ 106,708,425
                                                                -------------
LIABILITIES:
Payables:
  Investment advisory, management and service fees
    payable.................................................    $     135,342
  Director fees payable.....................................           18,335
  Payable for investments purchased.........................          649,812
  Other accounts payable....................................          222,868
                                                                -------------
         Total Liabilities..................................    $   1,026,357
                                                                -------------
PREFERRED STOCK:
  Preferred stock, $.01 par value ($75,000,000 liquidation
    preference)
    Authorized -- 1,000,000 shares
    Issued and outstanding -- 2,260 Series W shares.........    $  56,500,000
                                                                -------------
         Total Preferred Stock..............................    $  56,500,000
                                                                -------------
NET ASSETS APPLICABLE TO COMMON STOCK:
  Common stock, $.03 par value --
    Authorized -- 100,000,000 shares
    Issued and outstanding -- 27,852,888 shares.............    $     835,587
  Capital in excess of par value............................      275,442,028
  Accumulated net realized loss from security
    transactions............................................     (133,677,162)
  Net unrealized depreciation on investments................      (93,418,385)
                                                                -------------
         Net Assets Applicable to Common Stock..............    $  49,182,068
                                                                =============
  Net asset value per common share outstanding..............    $        1.77
                                                                =============

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

STATEMENT OF OPERATIONS
For the year ended October 31, 2002

INVESTMENT INCOME:
Interest income...........................................................    $ 12,939,643
Dividend income...........................................................         106,552
Accretion of bond discount................................................       2,520,173
Other miscellaneous income................................................         192,939
                                                                              ------------
         Total Investment Income..........................................    $ 15,759,307
                                                                              ------------
EXPENSES:
Investment advisory fees (Note 3)...........................    $1,025,292
Custodian and transfer agent fees...........................       173,543
Insurance expense...........................................       189,910
Professional fees (Note 8)..................................       723,514
Director fees...............................................        95,011
Fund printing and postage expense...........................       133,046
Preferred shares broker expense.............................       193,980
Miscellaneous expense.......................................       107,103
                                                                ----------
         Total Expenses.....................................    $2,641,399
                                                                ----------
         Net Investment Income..............................                  $ 13,117,908
                                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments sold.....................................    $(14,009,228)
Net change in unrealized depreciation of investments (Note 2).............     (13,212,109)
                                                                              ------------
         Net realized and unrealized loss on investments..................    $(27,221,337)
                                                                              ------------
         Net change in net assets resulting from operations...............    $(14,103,429)
                                                                              ============

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

STATEMENT OF CASH FLOWS
For the year ended October 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest and dividends received...........................    $ 15,486,703
  Operating expenses paid...................................      (2,440,570)
                                                                ------------
         Net cash provided by operating activities..........    $ 13,046,133
                                                                ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of portfolio securities..........................    $(72,418,765)
  Sales and maturities of portfolio securities..............      84,289,365
  Net purchase of short term securities.....................      13,135,300
                                                                ------------
         Net cash provided by investing activities..........    $ 25,005,900
                                                                ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Preferred share dividend payment..........................    $ (1,484,669)
  Redemption of Series W preferred stock....................     (18,500,000)
  Common stock distributions paid from net investment
    income..................................................     (11,633,239)
  Common stock distributions from paid in capital...........     (10,858,527)
  Shares issued to common stockholders for reinvestment of
    dividends...............................................       1,214,041
                                                                ------------
         Net cash used in financing activities..............    $(41,262,394)
                                                                ------------
NET INCREASE (DECREASE) IN CASH.............................    $ (3,210,361)
CASH, BEGINNING OF YEAR.....................................       3,282,239
                                                                ------------
CASH, END OF PERIOD.........................................    $     71,878
                                                                ============
RECONCILIATION OF NET CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net decrease in net assets resulting from operations......    $(14,103,429)
  Change in interest and dividends receivable...............       2,247,569
  Change in prepaid insurance...............................          47,659
  Change in other assets....................................           5,633
  Change in accrued expenses................................         147,537
  Net realized loss on investments..........................      14,009,228
  Change in net unrealized loss on investments..............      13,212,109
  Accretion of bond discount................................      (2,520,173)
                                                                ------------
         Net cash provided by operating activities..........    $ 13,046,133
                                                                ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for interest..................    $          0
  Cash paid during the period for excise taxes..............    $          0
                                                                ============

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year Ended      Year Ended
                                                                October 31,     October 31,
                                                                    2002            2001
                                                                ------------    ------------
FROM OPERATIONS:
  Net investment income.....................................    $ 13,117,908    $ 20,698,468
  Net realized loss on investments sold.....................     (14,009,228)    (36,946,575)
  Change in net unrealized depreciation of investments......     (13,212,109)    (15,891,510)
                                                                ------------    ------------
         Net increase (decrease) in net assets resulting
           from operations..................................    $(14,103,429)   $(32,139,617)
                                                                ------------    ------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued (295,555 and 267,348, respectively) to
    common stockholders for reinvestment of dividends.......    $  1,214,041    $  1,225,140
                                                                ------------    ------------
         Net increase in net assets resulting from fund
           share transactions...............................    $  1,214,041    $  1,225,140
                                                                ------------    ------------
FROM CAPITAL CONTRIBUTIONS:
  Shares issued (0 and 421,052 shares, respectively)........    $          0    $     12,632
  Net proceeds from capital contributions...................               0       1,987,365
                                                                ------------    ------------
         Net increase in net assets resulting from capital
           contributions....................................    $          0    $  1,999,997
                                                                ------------    ------------
FROM DISTRIBUTIONS TO STOCKHOLDERS:
  Common distributions from net investment income...........    $(11,633,239)   $(18,826,318)
  Tax return of capital.....................................     (10,858,527)     (5,580,317)
                                                                ------------    ------------
         Net decrease in net assets resulting from
           distributions....................................    $(22,491,766)   $(24,406,635)
                                                                ------------    ------------
FROM PREFERRED STOCKHOLDERS TRANSACTIONS:
  Preferred share offering costs............................    $          0    $ (1,098,164)
  Preferred share dividends.................................      (1,484,669)     (1,872,150)
                                                                ------------    ------------
         Net decrease in net assets from preferred shares
           transactions.....................................    $ (1,484,669)     (2,970,314)
                                                                ------------    ------------
         Total decrease in net assets.......................    $(36,865,823)   $(56,291,429)
NET ASSETS:
  Beginning of year.........................................      86,047,891     142,339,320
                                                                ------------    ------------
  End of period.............................................    $ 49,182,068    $ 86,047,891
                                                                ============    ============

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
For each share of common stock outstanding throughout the periods presented

                                                        For the
                                                      Year Ended       For the Years Ended October 31, (b)(c)
                                                      October 31,    -------------------------------------------
                                                         2002         2001        2000        1999        1998
                                                      -----------    -------    --------    --------    --------
Net asset value, beginning of year..................   $   3.12      $  5.30    $   6.98    $   7.97    $  11.94
                                                       --------      -------    --------    --------    --------
Net investment income...............................   $   0.46#     $  0.74#   $   1.12#   $   1.08#   $   1.30#
Net realized and unrealized gain (loss) on
  investments.......................................   $  (0.95)#    $ (1.96)#  $  (1.77)#  $  (1.00)#  $  (3.76)#
                                                       --------      -------    --------    --------    --------
         Total from investment operations...........   $  (0.49)     $ (1.22)   $  (0.65)   $   0.08    $  (2.46)
Distributions:
Distributions from accumulated net investment
  income:
  To preferred stockholders.........................   $  (0.05)     $ (0.07)         --          --    $  (0.03)
  To common stockholders............................   $  (0.42)     $ (0.76)   $  (1.03)   $  (1.25)   $  (1.26)
Distributions to common stockholders from paid in
  capital+..........................................      (0.39)       (0.14)         --       (0.01)         --
                                                       --------      -------    --------    --------    --------
    Total distributions.............................   $  (0.86)     $ (0.97)   $  (1.03)   $  (1.26)   $  (1.29)
                                                       --------      -------    --------    --------    --------
Effect of common stock issue........................   $     --      $  0.06          --          --          --
Effect of related expenses from equity and rights
  offerings.........................................         --      $ (0.05)         --    $   0.19    $  (0.22)
                                                       ========      =======    ========    ========    ========
Net asset value, end of period......................   $   1.77      $  3.12    $   5.30    $   6.98    $   7.97
                                                       ========      =======    ========    ========    ========
Per share market value, end of period...............   $   2.02      $  4.24    $   5.69    $   7.94    $  10.25
                                                       ========      =======    ========    ========    ========
Total investment return(d)..........................    (42.19%)      (9.82%)     (8.31%)     11.78%      (7.63%)
                                                       ========      =======    ========    ========    ========
Net assets, end of period(a)........................   $ 49,182      $86,048    $142,924    $186,167    $157,800
                                                       ========      =======    ========    ========    ========
Ratio of operating expenses to average net assets,
  applicable to common stock(e).....................      3.22%        3.75%       4.46%       2.67%       2.67%
Ratio of net investment income to average net
  assets, applicable to common stock(e).............     15.99%       20.06%      17.59%      13.72%      11.92%
Portfolio turnover rate.............................     96.89%       73.63%     104.99%     126.45%     156.48%

(a)  Dollars in thousands.
(b) The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-for-three reverse stock split in April of 1998.
(c) As of January 21, 2000, the Fund entered into a new advisory agreement with Highland Capital Management, L.P. For periods prior to that date, the Fund was advised by a different investment advisor.
(d) Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Total investment return calculation assumes reinvestment of dividends, and does not contemplate the current over distribution.
(e) Ratios do not reflect the effect of dividend payments to preferred stockholders.
# Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.
+ For information purposes only. Taxes are calculated on a calendar year, where as this data is calculated on a fiscal year ended 10/31.

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

INFORMATION REGARDING SENIOR SECURITIES

                                                                     As of October 31,
                                          -----------------------------------------------------------------------
                                             2002           2001           2000           1999           1998
                                          -----------    -----------    -----------    -----------    -----------
Total Amount Outstanding:
  Indebtedness..........................  $        --    $        --    $71,000,000    $50,000,000    $40,000,000
  Preferred stock.......................   56,500,000*    75,000,000             --             --             --
Asset Coverage:
  Per Indebtedness(a)...................          N/A            N/A           330%           472%           495%
  Per preferred stock share(b)..........         187%           215%            N/A            N/A           540%
Involuntary Liquidation Preference:
  Per preferred stock share(c)..........  $    25,000    $    25,000            N/A            N/A            N/A
Approximate Market Value:
  Per note..............................          N/A            N/A            N/A            N/A            N/A
  Per preferred stock share.............  $    25,000    $    25,000            N/A            N/A            N/A

(a) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.
(b) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.
(c) Plus accumulated and unpaid dividends.
 *  See Note 7 and 9.

                            See accompanying notes.

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002

(1) ORGANIZATION AND OPERATIONS:
  Prospect Street High Income Portfolio, Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988, and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  The Fund invests primarily in securities of fixed-maturity, corporate debt securities and redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

  See the Schedule of Investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES:

  (a) VALUATION OF INVESTMENTS
  Investments for which listed market quotations are readily available are stated at market value, which is determined by using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

  Other investments, which comprise the major portion of the Fund's portfolio holdings, are primarily non-investment grade corporate debt securities, for which market quotations are not readily available due to a thinly traded market with a limited number of market makers. These investments are stated at fair value on the basis of subjective valuations furnished by an independent pricing service or broker dealers, subject to review and adjustment by Highland Capital Management, L.P. ("Highland," or "Investment Adviser") based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. For securities in which there is no independent price from a pricing service or from round-lot or institutional size trades, they are fair valued priced in good faith by the board of directors. The Board of Directors has approved these procedures.

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                                OCTOBER 31, 2002

  The fair value of restricted securities is determined by the Investment Adviser pursuant to procedures approved by the Board of Directors.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  (b) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis. It is the Fund's policy to place securities on non-accrual status when collection of interest is doubtful.

  (c) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. At October 31, 2002, the Fund had no tax provision as all earnings were distributed.

  At October 31, 2002, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

   CARRYOVER
   AVAILABLE           EXPIRATION DATE
  ------------         ----------------
  $  3,703,531         October 31, 2003
     4,688,248         October 31, 2006
    37,335,815         October 31, 2007
    35,790,515         October 31, 2008
    36,946,575         October 31, 2009
    15,212,478         October 31, 2010
  ------------
  $133,677,162

  At October 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of Investments for tax purposes........................  $ 195,603,935
                                                              -------------
Gross investment unrealized appreciation for tax purposes...      7,350,214
Gross investment unrealized depreciation for tax purposes...   (100,768,599)
                                                              -------------
Net unrealized depreciation on investments for tax
  purposes..................................................  $ (93,418,385)
                                                              =============

  Certain amounts related to the tax characteristics of distributions in the October 31, 2001 financial statements have been reclassified to conform to the current year presentation.

  (d) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                                OCTOBER 31, 2002

  (e) CASH AND CASH EQUIVALENTS
  The company considers all highly liquid investments purchased with initial maturity at three months or less to be cash equivalents.

(3) INVESTMENT ADVISORY AGREEMENT:
  Highland Capital Management, L.P. ("Highland," or "Investment Adviser") earned $1,025,292 in management fees for the period from November 1, 2001 to October 31, 2002. Management fees paid by the Fund to Highland were calculated at .65% (on an annual basis) of the average weekly net asset value, defined as total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan, notes and including the liquidation preference of any share of preferred stock and accrued and unpaid dividends on any shares of preferred stock up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000). On October 31, 2002, the fee payable to the investment advisor was $135,342, which is included in the accompanying statement of assets and liabilities.

(4) PURCHASES AND SALES OF SECURITIES:
  For the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated approximately $72,418,765 and $84,289,365, respectively. There were no purchases or sales of U.S. Government obligations for the year ended October 31, 2002. The aggregate cost of purchases of short-term investments was approximately $13,135,300.

  The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts, that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make may also be made on behalf of such other accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

(5) CERTAIN TRANSACTIONS:
  Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Adviser receive fees of $10,000 per year plus $2,000 per Directors' meeting attended, together with the reimbursement of actual out-of-pocket expenses incurred relating to attendance at such meetings and $1,000 per conference call meeting. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 per audit committee meeting attended, together with the reimbursement of actual out-of- pocket expenses incurred

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                                OCTOBER 31, 2002

relating to attendance at such meeting. For the period from November 1, 2001 to October 31, 2002, the Fund paid $82,940 to its Board of Directors.

(6) DISTRIBUTIONS:
  The Board of Directors of the Fund declared regular distributions on the common stock of $0.075 per common share payable on the last day of November and December 2001 and January, February, March, April, May, June, July and August 2002, and $0.0325 for September, and $0.03 for October to holders of record at the close of business 10 days prior to such date. See Note 9.

  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses). The Fund plans to pay monthly distributions to common shareholders. As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) allocated to common shareholders for income tax purposes. The Fund does not anticipate, based on the Fund's current portfolio and market conditions, the Fund earning net investment income in an amount that would equal or exceed the distributions in excess of net investment income by the Fund's fiscal year end. As such, while the exact amount of the excess of distributions over net investment income at year end cannot be estimated at this time and will not be known with certainty until after the end of the calendar year 2002, it is anticipated that the Fund will end this fiscal year with a return of capital to its common shareholders. All shareholders of the Fund are automatically considered participants in the Dividend Reinvestment Plan (the "Plan") unless they elect to do otherwise. Under the Plan, when the market price of common stock is equal to or exceeds the net asset value on the record date for distributions, participants will be issued shares of common stock at the most recently determined net asset value, but in no event less than 95% of the market price, and when the net asset value of the common stock exceeds its market price, or if the Fund declares a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy the common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

  For the year ended October 31, 2002, the tax character of distributions paid by the Fund were as follows:

Distributions from net investment income....................  $11,633,239
Distributions from paid in capital..........................   10,858,527
                                                              -----------
                                                              $22,491,766
                                                              ===========

  For the year ended October 31, 2001, the tax character of distributions paid by the Fund were as follows:

Distributions from net investment income....................  $18,826,318
Distributions from paid in capital..........................    5,580,317
                                                              -----------
                                                              $24,406,635
                                                              ===========

  The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 were identical to those distributions reported in the Statement of Changes in Net Assets. Additionally, as of October 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were identical to those reported in the Statement of Assets and Liabilities.

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                                OCTOBER 31, 2002

  The following is the history of the Fund's calendar year distributions and their composition to common stockholders in calendar years 1997 through 2001.

                                                              2001    2000    1999    1998    1997
                                                              -----   -----   -----   -----   -----
Distributions to Shareholders*..............................  $0.90   $0.98   $1.25   $1.26   $1.26
Composition of Distributions:
  Ordinary Income...........................................     77%    100%    100%    100%    100%
  Return of Capital.........................................     23%      0%      0%      0%      0%
  Capital Gains.............................................      0%      0%      0%      0%      0%
                                                              -----   -----   -----   -----   -----
         Total..............................................    100%    100%    100%    100%    100%
                                                              =====   =====   =====   =====   =====
  Ordinary Income...........................................  $0.70   $0.98   $1.25   $1.26   $1.26
  Return of Capital.........................................  $0.20   $  --   $  --   $  --   $  --
  Capital Gains.............................................  $  --   $  --   $  --   $  --   $  --
                                                              -----   -----   -----   -----   -----
         Total..............................................  $0.90   $0.98   $1.25   $1.26   $1.26
                                                              =====   =====   =====   =====   =====

*  Adjusted for April 1998 1 for 3 reverse split.
** Distributions and their composition may differ for stockholders who bought or sold shares mid-year.

(7) PREFERRED STOCK:
  On March 16, 2001, the Fund issued 3,000 shares each of Series W Auction Rate Cumulative "Preferred Shares" with $.01 par value, $25,000 liquidation preference, for a total issuance of $75,000,000. As of October 31, 2002, 2,260 Preferred Shares were outstanding. Costs associated with the offering of approximately $1,098,164 were charged against capital in excess of par value. The Fund used the net proceeds of the offering to pay down the then existing indebtedness of $52,000,000. The Fund may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940. Significant provisions of Series W cumulative preferred shares follow. During the fiscal year end October 31, 2002, the Fund redeemed 740 preferred shares at a cost of $18,500,000. See Note 9.

  REDEMPTION
  Shares of preferred stock are not subject to any sinking fund, but are subject to mandatory redemption under certain circumstances. If the Fund does not timely cure a failure to meet certain asset coverages as defined in the prospectus or timely filing requirements, the Preferred Shares are subject to mandatory redemption out of funds legally available in accordance with the Charter and applicable law, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared to the date fixed for redemption. In addition, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less at this same redemption price to the extent permitted under the 1940 Act and Maryland law. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Preferred Shares have no preemptive, exchange or conversion rights. The Fund will not issue any class of stock senior to or on a parity with the preferred stock. See Note 9.

  DIVIDENDS
  The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days are set out in a notice

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                                OCTOBER 31, 2002

designating a special dividend period. Dividends are cumulative from the date the shares are first issued and will be paid out of legally available funds. At 10/31/2002 the rate on the Preferred Shares was 1.80%.

  In general, when the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution in respect of Common Stock unless the Fund has paid all cumulative dividends on Preferred Shares.

  VOTING RIGHTS
  The Fund's Preferred Shares and Common Stock have equal voting rights of one vote per share and vote together as a single class. The Preferred Shares and Common Stock vote as a separate class on other matters as required under the Fund's Charter, the 1940 Act and Maryland law.

  LIQUIDATION
  In the event of a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares are entitled to receive, prior to and in preference to any distribution of any of the assets of the Fund available for distribution to common stockholders, a liquidation preference in the amount of $25,000 for each share outstanding plus an amount equal to all dividends thereon, whether or not earned or declared, accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Fund.

(8) PROFESSIONAL FEES:
  Of the total professional fees expense of $723,514, $450,599 was specifically related to investments of the Fund. The remaining $272,915 was related to Fund operations.

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                                OCTOBER 31, 2002

(9) RESTRICTED SECURITIES:

                                                                                                 MARKET VALUE
NAME                      DESCRIPTION             ACQUISITION DATE            COST OF SECURITY   AT 10/31/02
----                      -----------             ----------------            ----------------   ------------
Altiva................  Bond              5/16/2000                              1,388,211                --
Anker Coal Group......  Warrants          10/29/1999                                    --                --
Epic..................  Warrants          6/30/1998                                     --                --
Gothic Energy.........  Warrants          9/17/1999                                     --                --
Knology Inc...........  Warrants          12/23/1999                                    --                --
Motels America Inc....  Common            4/7/1994                                      --                --
O'Sullivan............  Warrants          6/16/2000                                 88,381               150
Orbital Imaging
  Corp................  Warrants          1/24/2000                                 90,000             3,450
Premier Cruise
  LTD. ...............  Bond              3/6/1998                               1,941,400                --
SF Holdings Group.....  Preferred Stock   7/17/1998                                860,553                --
Tekni-Plex
  Incorporated........  Bond              3/19/02, 4/09/2002, and 5/01/2002      2,088,125         1,800,000
Unifi
  Communications......  Warrants          7/29/1997                                     --                10
Windsor Woodmont......  Warrants          5/1/2002                                     250                --
                                                                                                  ----------
                                                                                                  $1,803,610

  As of October 31, 2002, the aggregate value of restricted securities was 1,803,610, and their percentage of net assets was 3.59%. The Fund's acquisition and valuation policy described in footnotes 1, and 2(a) is applicable to restricted securities. There are no rights to demand registration of the restricted securities mentioned above.

(10) SUBSEQUENT EVENTS:
  On August 1, 2002, the Board of Directors authorized a reduction in the Fund's leverage through a redemption of a portion of its cumulative auction rate preferred shares as a result of increased market volatility. On November 11, and 25, 2002; respectively, $3,500,000, and $3,500,000 of the cumulative auction rate preferred shares were redeemed.

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                                OCTOBER 31, 2002

DIRECTORS AND OFFICER INFORMATION

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and officers of the Fund and their business addresses, principal occupations for the last five years, other directorships held by the Directors. For the purposes hereof, the term "Fund Complex" includes each of the independent companies advised by the Advisors. The Statement of Additional Information includes additional information about Fund Directors and is available, without charge, upon request by calling (877) 532-2834.

INDEPENDENT DIRECTORS: (UNAUDITED)

                                                                                                   NUMBER OF
                                                                                                   FUNDS IN
                                                                                                     FUND
                             POSITION(S)     TERM OF OFFICE                                         COMPLEX
NAME, BIRTHDATE AND ADDRESS   HELD WITH        AND LENGTH           PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
  OF INDEPENDENT DIRECTOR       FUND         OF TIME SERVED           DURING PAST 5 YEARS         BY DIRECTOR    HELD BY DIRECTOR
---------------------------  -----------   -------------------  --------------------------------  -----------   -------------------
        Bryan Ward           Director      Director since       Since 1999, Special Projects           2               None
     13455 Noel Road                       2001; term expires   Advisor, Contractor, Information
        Suite 1300                         in 2003              Technology consultant to
     Dallas, TX 75240                                           Accenture, LLP. Prior to 1999,
         Age: 47                                                he served as Vice President of
                                                                Operations and founding
                                                                management team member of
                                                                Quaris, Inc. (online energy
                                                                exchange and marketplace).
     Scott Kavanaugh         Director      Director since       Since January 2000, Executive          2        Mr. Kavanaugh is a
     13455 Noel Road                       2000; term expires   Vice President and Treasurer of                 member of the Board
        Suite 1300                         in 2005              Commercial Capital Bank. He has                  of Directors of
     Dallas, TX 75240                                           been the Managing Principal and                 Commercial Capital
         Age: 41                                                Chief Operating Officer of                             Bank
                                                                Financial Institutional Partners
                                                                Mortgage Company and the
                                                                Managing Principal and President
                                                                of Financial Institutional
                                                                Partners, LLC, an investment
                                                                banking firm, since April 1998.
                                                                From 1991 to April 1998, he was
                                                                the Managing Partner and
                                                                Director of Trade of Great
                                                                Pacific Securities, Inc., an
                                                                investment banking firm.
       James Leary           Director      Director since       Since January 1999, a Managing         2          Mr. Leary is a
     13455 Noel Road                       2000; term expires   Director of Benefit Capital                     member of the Board
        Suite 1300                         in 2003              Southwest, Inc., a financial                    of Capstone Asset
     Dallas, TX 75240                                           consulting firm. From 1995 to                   Management Group of
         Age: 72                                                December 1998, he was the Vice                    Mutual Funds.
                                                                Chairman, Finance and a Director
                                                                of Search Financial Services,
                                                                Inc., a financial services firm.
         Tim Hui             Director      Director since       Mr. Hui is the Assistant Provost       2               None
     13455 Noel Road                       2000; term expires   for Educational Resources of
        Suite 1300                         in 2005              Philadelphia Biblical
     Dallas, TX 75240                                           University. Mr. Hui joined the
         Age: 54                                                University in September 1998 as
                                                                the Director of Learning
                                                                Resources. Prior to 1998, Mr.
                                                                Hui practiced law, serving as
                                                                managing partner, of Hui &
                                                                Malik, Attorneys at Law.

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                                OCTOBER 31, 2002

INTERESTED DIRECTORS:* (UNAUDITED)

                                                                                                   NUMBER OF
                                                                                                   FUNDS IN
                                                                                                     FUND
                             POSITION(S)     TERM OF OFFICE                                         COMPLEX
NAME, BIRTHDATE AND ADDRESS   HELD WITH        AND LENGTH           PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
  OF INTERESTED DIRECTOR        FUND         OF TIME SERVED           DURING PAST 5 YEARS         BY DIRECTOR    HELD BY DIRECTOR
---------------------------  -----------   -------------------  --------------------------------  -----------   -------------------
       Jame Dondero          President     Director since       Mr. Dondero is President and           2         Mr. Dondero is a
     13455 Noel Road            and        2000; term expires   Managing Partner of Highland                    member of the Board
        Suite 1300            Director     in 2004              Capital Management, L.P. Mr.                     of Directors of
     Dallas, TX 75240                                           Dondero is also President of the                  Genesis Health
         Age: 40                                                Funds in the Fund Complex.                       Ventures, Inc.,
                                                                                                                American Banknote
                                                                                                                Corporation, Audio
                                                                                                                 Visual Services
                                                                                                                 Corporation, and
                                                                                                                     Motient
                                                                                                                   Corporation.

OFFICERS: (UNAUDITED)

                             POSITION(S)     TERM OF OFFICE
NAME, BIRTHDATE AND ADDRESS   HELD WITH        AND LENGTH           PRINCIPAL OCCUPATION(S)
        OF OFFICER              FUND         OF TIME SERVED           DURING PAST 5 YEARS
---------------------------  -----------   -------------------  --------------------------------
        Mark Okada           Executive     Officer since 2000   Mr. Okada is Chief Investment
     13455 Noel Road           Vice-                            Officer of Highland Capital
        Suite 1300            President                         Management, L.P. Mr. Okada is
     Dallas, TX 75240                                           also Executive Vice-President of
         Age: 40                                                the Funds in the Fund Complex.

   R. Joseph Dougherty        Senior       Officer since 2000   Mr. Dougherty is a Portfolio
     13455 Noel Road           Vice-                            Manager of Highland Capital
        Suite 1300            President,                        Management, L.P. Prior to 2000,
     Dallas, TX 75240         Secretary,                        Mr. Dougherty was Portfolio
         Age: 32                and                             Analyst for Highland Capital
                              Treasurer                         Management, L.P. Mr. Dougherty
                                                                is also Senior Vice-President
                                                                and Secretary of the Funds in
                                                                the Fund Complex.

* Mr. Dondero is an "interested person" (as the term is defined in the Investment Company Act of 1940).

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
Prospect Street High Income Portfolio, Inc.:

  We have audited the accompanying statement of assets and liabilities of Prospect Street High Income Portfolio, Inc., including the schedule of investments, as of October 31, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Prospect Street High Income Portfolio, Inc. for each of the two years in the period ended October 31, 1999 were audited by other auditors whose report dated December 17, 1999 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and broker or other auditing procedures where reply from broker were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio, Inc. as of October 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                    ERNST & YOUNG LLP

Dallas, Texas
December 13, 2002

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

INVESTMENT ADVISER
Highland Capital Management, L.P.
13455 Noel Road,
Suite 1300
Dallas, TX 75240

OFFICERS
James Dondero -- President
Mark Okada -- Executive Vice-President
R. Joseph Dougherty -- Senior Vice-President and Secretary

DIRECTORS
James Dondero
Timothy Hui
Scott Kavanaugh
James Leary
Bryan Ward

LEGAL ADVISER
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

AUDITORS
Ernst & Young, LLP
2121 San Jacinto Street
Suite 1500
Dallas, TX 75201

TRANSFER AND SHAREHOLDERS' SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
www.amstock.com
(800) 937-5449

CUSTODIAN
State Street Bank and Trust Company
Boston, MA

Listed: NYSE
Symbol: PHY

FACTS FOR SHAREHOLDERS:
Prospect Street High Income Portfolio, Inc. is listed on the New York Stock Exchange under the symbol "PHY". The Wall Street Journal and Wall Street Journal Online publish Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily. They are also published in Barron's Market Week every Saturday. Our website is www.prospectstreet.net.

QUESTIONS REGARDING YOUR ACCOUNT: Please telephone American Stock Transfer & Trust Company at their toll free number 1-800-937-5449 Monday through Friday from 9:00 a.m. to 5:00 p.m. e.s.t.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please mail all correspondence directly to Prospect Street High Income Portfolio, Inc., c/o American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269.